Fiscal 2020 Second Quarter Results John L. Walsh President & CEO, UGI Corporation Ted J. Jastrzebski Chief Financial Officer, UGI Corporation Robert F. Beard Executive Vice President Natural Gas, UGI Corporation Roger Perreault Executive Vice President Global LPG, UGI Corporation 1

About This Presentation This presentation contains statements, estimates and projections which are forward-looking statements (as defined in Section 21E of the Securities and Exchange Act of 1934, as amended). Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions and the seasonal nature of our business, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and the potential withdrawal of the United Kingdom from the European Union, and foreign currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, including certain integration risks relating to the acquisition of CMG, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack, the inability to complete pending or future energy infrastructure projects, and our ability to achieve the operational benefits and cost efficiencies expected from the completion of pending and future transformation initiatives at our business units. This presentation also includes forward- looking statements addressing the anticipated impact of COVID-19 on our business, operations and financial condition. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. UGI Corporation | Fiscal 2020 Second Quarter Results 2

Second Quarter Recap 3 John L. Walsh President & CEO, UGI

Second Quarter Earnings Recap • GAAP EPS of $1.07 and Adjusted EPS1 of $1.56 • Historically warm weather • YTD GAAP EPS and YTD Adjusted EPS1 increased 20% and 22%, respectively, versus the prior-year period Q2 2020 Weather Versus: Normal 1 Adjusted EPS Midstream & AmeriGas UGI International Marketing Gas Utility $1.56 9.1% Warmer 12.9% Warmer 19.2% Warmer 20.5% Warmer Q2 2020 Weather Versus: Prior Year $1.43 Midstream & AmeriGas UGI International Marketing Gas Utility Q2 2019 Q2 2020 12.9% Warmer 5.8% Warmer 18.6% Warmer 18.9% Warmer UGI Corporation | Fiscal 2020 Second Quarter Results 1Adjusted EPS is a non-GAAP measure. See slide 11 for reconciliation. 4

UGI’s COVID – 19 Response Employees Customers Communities • Implemented working • Provided uninterrupted • Provided critical services to from home procedures essential service to our 3 hundreds of healthcare across the organization for million customers centers and testing facilities over 4,000 employees • Maintained a high level • Donated over $600,000 of • Revised critical work safety and customer service financial support to practices to protect the performance organizations in many of safety of over 7,400 of our the communities in which field-based employees • Temporarily suspended we operate to assist disconnections due to non- residents in need • Expanded existing paid payment until further notice leave policies for domestic • Partnered with the employees • Available 24 hours a day, 7 American Red Cross blood days a week to respond to drive emergency calls UGI Corporation | Fiscal 2020 Second Quarter Results 5

Natural Gas Business Update • Natural Gas businesses exceeded expectations given the headwind of weather • COVID-19 Impact • Minimal disruption on volumes and associated margin • PA PUC moratorium on service terminations began in March • Investigating possibility of seeking special regulatory treatment for COVID-19 related costs • Working closely with regulators and industry peers • Primary focus remains on the safety of our employees, customers and general public; established strict protocols to keep all safe while executing work • Both teams have done an exceptional job ensuring critical work continues • Utilities Rate Case Update • Rate case ongoing; continue to expect new rates to be effective during Q1 of FY21 • Continued capital investment; $2B over the next 4 years; rate base CAGR of 11.5% • UGI Appalachia • Continues to perform very well; margins outpace investment case • Committed to expansion of systems as additional production is brought to market 6 UGI Corporation | Fiscal 2020 Second Quarter Results

Global LPG Business Update • Business Transformation Update • Remain on track; reaffirm cost savings projections for FY20 • $30M in cost savings for AmeriGas • €5M in savings for UGI International • Adaptation to COVID-19 protocols validated strategic direction for investments in new technology solutions and digital transformation efforts to enhance the customer experience • Well positioned to ramp up activities in our non-heating season months • Impact of COVID-19 • Domestic businesses • Decreased Commercial and Autogas volumes • Increased Cylinder Exchange volumes and increased activity in residential volumes • Record-level volumes for Cynch, our newly launched home delivery service • International businesses • Decreased Commercial volumes • Resiliency of both teams to adapt to a rapidly changing environment UGI Corporation | Fiscal 2020 Second Quarter Results 7

FY 2020 Guidance Update • Updated fiscal year 2020 adjusted EPS guidance to a range of $2.45 - $2.551 per share, excluding the COVID-19 impact • COVID-19 pandemic could negatively impact earnings by an additional $0.20 - $0.30 per share • Estimate is uncertain and will depend on future developments including: • Ultimate geographic spread of the virus • Severity of the disease • Duration of the outbreak • Actions prescribed or ordered by governmental authorities • When and to what extent normal economic and operating conditions can resume • Expect some reduced volumes from commercial customers 1Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments we cannot reconcile fiscal year 2020 adjusted diluted earnings per share, a non-GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the “unreasonable efforts” exception set forth in SEC rules. UGI Corporation | Fiscal 2020 Second Quarter Results 8

Second Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI

Liquidity Update • Total available liquidity as of 3/31/20: $1.2 billion • Natural Gas and Global LPG businesses have access to capital, as available financing capacity is evenly distributed • Lower working capital requirements in Q1 and Q2 as a result of low commodity prices; higher cash generation and lower working capital requirements in Q3 and Q4 • No near-term senior note or term loan maturities • COVID-19 related delays are pushing certain capital projects to FY21; revised capital expenditure guidance to $730M • Delays support free cash flow in FY20 • Sound balance sheet management in all market conditions enabled UGI to increase its dividend for the 33rd consecutive year UGI Corporation | Fiscal 2020 Second Quarter Results 10

Second Quarter Adjusted Earnings 11 UGI Corporation | Fiscal 2020 Second Quarter Results

Second Quarter Results Recap 1 Adjusted EPS Adjusted EPS1 $0.31 $(0.15) $1.56 $1.563 $0.02 $1.432 $1.43 $0.03 $(0.08) UGI Utilities $0.39 $0.47 $0.24 Midstream & 12.9% 5.8% 18.6% 18.9% $0.21 Marketing Warmer Warmer Warmer Warmer $0.36 UGI than prior year $0.51 International Q2 2019 AmeriGas UGI Midstream & UGI Utilities Corp & Other Q2 2020 $0.58 International Marketing $0.27 AmeriGas Q2 2019 Q2 2020 1Adjusted EPS is a non-GAAP measure. See prior slide for reconciliation. 2 Includes ($0.03) Corporate & Other 3 UGI Corporation | Fiscal 2020 Second Quarter Results Includes ($0.01) Corporate & Other 12

Financial Results - AmeriGas (Millions of dollars) Q2 FY 2019 Q2 FY 2020 Weather versus normal Earnings Before Interest Expense & Income Taxes $247.3 Total Margin (60.0) Operating and Administrative Expenses 20.0 4.4% Depreciation and Amortization (0.6) (9.1)% Other Income and Expense, net (0.7) Q2 2019 Earnings Before Interest Expense & Income Taxes $206.0 Item Primary Drivers Q2 2020 Total Margin ↓ Lower retail volumes sold ($54.8 million) reflecting the effects of Warmer significantly warmer weather on heating-related sales and structural conservation; lower average retail unit margins ($4.1 million) 12.9% warmer than prior Operating and Admin Expenses ↓ Lower compensation and benefits costs ($12.1 million), decreased vehicle year and equipment operating and maintenance expenses, and lower business travel expense UGI Corporation | Fiscal 2020 Second Quarter Results 13

Financial Results – UGI International (Millions of dollars) Q2 FY 2019 Q2 FY 2020 Weather versus normal Earnings Before Interest Expense & Income Taxes $130.1 Colder Total Margin (20.5) Operating and Administrative Expenses 10.2 Realized FX Gains 6.0 Other Income and Expense, net 0.4 (7.5)% (12.9)% Earnings Before Interest Expense & Income Taxes $126.2 Item Primary Drivers Q2 2019 Volume ↓ Warmer-than-normal weather impacted heating bulk sales and cylinder volumes Total Margin ↓ Lower volumes and translation effects of weaker euro, partially offset by higher average Q2 2020 LPG unit margins including margin management efforts, and to a lesser extent, higher margins from energy marketing; offset by impact of COVID-19 on commercial volumes Warmer Operating and Admin Weaker euro ($5 million), decreased distribution costs attributable to the lower Expenses ↓ volumes, and lower outside services costs 5.8% warmer than prior year 14 UGI Corporation | Fiscal 2020 Second Quarter Results

Financial Results – Midstream & Marketing (Millions of dollars) Q2 FY2019 Q2 FY 2020 Weather versus normal Earnings Before Interest Expense & Income Taxes $52.8 Colder Total Margin 30.8 Operating and Administrative Expenses (2.3) Depreciation and Amortization (7.5) Other Income and Expense, net 5.4 (0.7)% (19.2)% Q2 2019 Earnings Before Interest Expense & Income Taxes $79.2 Item Primary Drivers Total Margin ↑ Higher natural gas gathering margin ($25.7 million) largely attributable to incremental margin from UGI Appalachia and to a much lesser extent, higher peaking ($4.5 million) and a refund received in connection with pipeline contract rates ($3.0 million), partially offset by lower electric Q2 2020 generation margin ($1.6 million) largely attributable to lower volumes at Warmer the Hunlock generation Operating and Admin Expenses ↑ Largely due to UGI Appalachia expenses 18.6% warmer than prior year Depreciation and Amortization↑ Expansion of gathering assets, principally UGI Appalachia Other Income↑ Equity income from Pennant system acquired as part of the UGI Applachia Acquisition 15 UGI Corporation | Fiscal 2020 Second Quarter Results

Financial Results – Utilities (Millions of dollars) Q2 FY 2019 Q2 FY2020 Weather versus normal Earnings Before Interest Expense & Income Taxes $120.3 Colder Total Margin (2.9) Operating and Administrative Expenses 2.4 Depreciation (3.5) Other Income and Expense, net (0.3) (0.8)% (20.5)% Earnings Before Interest Expense & Income Taxes $116.0 Q2 2019 Item Primary Drivers Core Market Volume ↓ Significantly warmer weather, partially offset by customer growth and higher average use per customer Total Margin ↓ Lower volumes, partially offset by the impact of the increase in base rates, Q2 2020 which became effective October 11, 2019; lower margin partially offset by Warmer prior year unallocated negative surcharge revenue reduction ($10.5 million) as a result of a PAPUC Order related to the Tax Cuts and Jobs Act 18.9% warmer than prior year Operating and Admin Expenses ↓ Lower contractor and allocated corporate expenses Depreciation ↑ Continued IT and distribution system capital expenditure activity UGI Corporation | Fiscal 2020 Second Quarter Results 16

Conclusion and Q&A John L. Walsh President & CEO, UGI

Strategic Overview • Dramatic fall in oil prices and impact on production levels will benefit UGI’s midstream business • Upward movement of future strip for natural gas will positively impact production in the NE and SW Marcellus • UGI Appalachia positioned well to serve increase in production • Total volumes shipped on our 5 systems increased 14% from prior year levels • Strong demand on Auburn system • Producer shipment grew by almost 91% over the first 6 months of FY20 • Stable margins derived from take-or-pay fees under long term contracts • Continued build-out of LNG asset network; rising demand for peaking services • $60 million project; adds ~2 million gallons of LNG storage to our network • LPG Business Transformation programs remain on track • Strength of cash flow and liquidity • Free Cash Flow strength in FY20 positions us well into FY21 UGI Corporation | Fiscal 2020 Second Quarter Results 18

Q&A 19

Appendix

UGI Supplemental Footnotes • Management uses “adjusted net income attributable to UGI Corporation” and “adjusted diluted earnings per share,” both of which are non-GAAP financial measures, when evaluating UGI’s overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and other significant discrete items that can affect the comparison of period-over-period results. • Management does not designate its commodity and certain foreign currency derivative instruments as hedges under GAAP. Volatility in net income attributable to UGI Corporation as determined in accordance with GAAP can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions. These gains and losses result principally from recording changes in unrealized gains and losses on unsettled commodity and certain foreign currency derivative instruments and, to a much lesser extent, certain realized gains and losses on settled commodity derivative instruments that are not associated with current-period transactions. However, because these derivative instruments economically hedge anticipated future purchases or sales of energy commodities, or in the case of certain foreign currency derivatives reduce volatility in anticipated future earnings associated with our foreign operations, we expect that such gains or losses will be largely offset by gains or losses on anticipated future energy commodity transactions or mitigate volatility in anticipated future earnings. • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. • The table on slide 11 reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Corporation | Fiscal 2020 Second Quarter Results 21

Investor Relations: Brendan Heck Alanna Zahora 610-456-6608 610-337-1004 heckb@ugicorp.com zahoraa@ugicorp.com